YOSEF SHIMONY
Certified Public Accountant (Isr.)

XLNC
FOUNDING MEMBER

December 20, 2020

To:
Mr. Shlomo Pilo – Chief Executive Officer
Raphael Pharmaceutical Ltd

Re: **SERVICES AGREEMENT FOR FINANCE SERVICES**

Dear Shlomo,

The office of Yosef Shimony ("Shimony") will provide finance services to Raphael Pharmaceutical Ltd (the Company").

Scope of work:

Special form 10 services

- Prepare Company's financial statements for audit as of December 31, 2020 and December 31, 2019 (together "the financials");
- Prepare Company's accounting memos where applicable;
- Updating Company's accounting policy within the financial statements where applicable;
- Preparing relevant supporting documents and work papers for auditors.
- Prepare Company's MD&A and relevant parts and information needed within form 10;
- Review Company's agreements;
- Handling (as necessary) relationship with external auditors, legal advisors and any professional services provider in relation to the financials.

Bookkeeping and payroll:

- Recording Company's transactions within the Bookkeeping system (Priority) in English in two currencies (ILS/USD).
- Monthly closing.
- Monitoring the bank account.
- Preparing payments (bank wire or checks)
- Preparing and dealing with all aspects of salaries process. - Preparing and submitting monthly VAT reports and annually reports.
- All other Bookkeeping and Payroll issues needed.

Chief Financial Officer services

- Leading relationship with external auditors, legal advisors and any professional services provider as necessary.
- Review and approve Company's financial statements and form 10.
- Present the form and Financial statement to the BoD

Fees

- Fees for the work for the "Special form 10" services as mentioned above are USD 15,000 (estimating 15 working days).
- Fees for CFO services will be USD 15,000 (payables once the Company completes and filles form 10).
- Expected monthly fee for the Bookkeeping and payroll ~ USD 2,000 from the public date. For the period before USD 1,000 per month. Starting January 1, 2021.

I agree – Shlomo Pilo

Kind Regards,
Shimony Yosef
Certified Public Accountant (Isr.)